Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           CHEYENNE SOFTWARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           CHEYENNE SOFTWARE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

--------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          CHEYENNE SOFTWARE, INC.
                             3 Expressway Plaza
                       Roslyn Heights, New York 11577
                          _______________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To be Held on December 14, 1995
                           ______________________


To the Stockholders of
  CHEYENNE SOFTWARE, INC.

     PLEASE BE ADVISED that the 1995 Annual Meeting of Stockholders of Cheyenne Software, Inc. (the "Company") will be held at the Company's offices located at 2000 Marcus Avenue, Lake Success, New York 11042 on December 14, 1995, at 10:00 a.m., New York time, for the following purposes:

     1. To elect five directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending June 30, 1996;

     3. To approve and adopt amendments to the Company's 1987 Non-Qualified Option Plan, as amended and restated (the "Non-Qualified Plan"), to increase the aggregate number of shares of Common Stock which may be issued upon the exercise of all options granted pursuant to the Non-Qualified Plan from 4,237,500 shares to 5,587,500 shares and to impose a grant limit under the Non-Qualified Plan;

     4. To approve and adopt amendments to the Company's 1989 Incentive Stock Option Plan, as amended and restated (the "Incentive Plan"), to increase the aggregate number of shares of Common Stock which may be issued upon the exercise of all options granted pursuant to the Incentive Plan from 4,806,250 shares to 5,806,250 shares and to impose a grant limit under the Incentive Plan; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on October 30, 1995 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

     We cordially invite you to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, we urge you promptly to mark, sign, date, and mail the enclosed form of proxy so that your shares of Common Stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   ReiJane Huai, Chairman of the Board

Date:  November 6, 1995

                          CHEYENNE SOFTWARE, INC.
                             3 Expressway Plaza
                      Roslyn Heights, New York  11577
                           ______________________

                              PROXY STATEMENT

                       ANNUAL MEETING OF STOCKHOLDERS


                      To be Held on December 14, 1995


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cheyenne Software, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 14, 1995, at 10:00 a.m., New York time, at the Company's offices located at 2000 Marcus Avenue, Lake Success, New York 11042, and at any and all adjournment(s) thereof.

     The solicitation will be by mail and the cost of such solicitation, including reimbursement paid to brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's common stock, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company by personal interview, telephone, or telegram. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation.

     The shares of common stock represented by each duly executed proxy received by the Board of Directors before the Annual Meeting will be voted at the Annual Meeting as specified in the proxy. A stockholder may withhold authority to vote for all of the nominees by marking the appropriate box on the accompanying proxy card or may withhold authority to vote for an individual nominee by striking a line through such nominee's name in the appropriate space on the accompanying proxy card. UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN, EACH PROPERLY EXECUTED PROXY WILL BE VOTED FOR (i) THE ELECTION OF DIRECTORS NAMED IN THIS PROXY STATEMENT AND THE FORM OF PROXY, (ii) THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS, (iii) THE APPROVAL AND ADOPTION OF THE PROPOSED AMENDMENTS TO THE COMPANY'S 1987 NON-QUALIFIED STOCK OPTION PLAN, AS AMENDED AND RESTATED (THE "NON-QUALIFIED PLAN"), AND
(iv) THE APPROVAL AND ADOPTION OF THE PROPOSED AMENDMENTS TO THE COMPANY'S 1989 INCENTIVE STOCK OPTION PLAN, AS AMENDED AND RESTATED (THE "INCENTIVE PLAN"). Stockholders who execute proxies nevertheless retain the right to revoke them at any time before they are voted by submitting new proxies bearing a later date, by submitting written revocations to the named proxies, or by attending the Annual Meeting and voting thereat.

     This Proxy Statement, the accompanying form of proxy, and the Annual Report to Stockholders are first being sent to stockholders on or about November 9, 1995.

                     VOTING SECURITIES AND RECORD DATE

          The Board of Directors has designated October 30, 1995, as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), outstanding and entitled to vote was 37,496,676 (excluding 2,035,000 shares of treasury stock). None of the Company's 5,000,000 authorized shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), have been issued. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. The presence in person or by proxy of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting will be necessary to constitute a quorum. Abstentions and broker non-votes on any item will not be counted as voting in respect of such item; they will be counted only for purposes of determining whether a quorum is present at the Annual Meeting.

             PRINCIPAL STOCKHOLDERS; SHARES HELD BY MANAGEMENT

          The following table sets forth the number and percentage of shares of Common Stock owned as of November 3, 1995, by (i) persons known to hold more than five percent (5%) of the shares of outstanding Common Stock, (ii) each director of the Company and each nominee for director,
(iii) each of the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group. Each person named in the table has sole investment power and sole voting power with respect to the shares of the Common Stock set forth opposite such person's name, except as otherwise indicated.


                                                                                    Percentage of
Name and Address of                                  Number of Shares                Common Stock
Beneficial Owner                                 Beneficially Owned(1)(3)           Outstanding(2)(3)
----------------                                 -------------------------          -----------------
ReiJane Huai, Chairman of the Board,
  President and Chief Executive Officer                   470,313 (4)                     1.24%
Rino Bergonzi, Director                                    19,375 (5)                       *
Richard F. Kramer, Director                                84,375 (6)                       *
Bernard Rubien, Director                                   33,750 (7)                       *
Ginette Wachtel, Director                                  50,625 (8)                       *
Yuda Doron, Executive Vice President                       60,500 (9)                       *
Alan Kaufman, Executive Vice President
  and Secretary                                           125,000 (10                       *
Elliot Levine, Executive Vice President,
  Senior Financial Officer and Treasurer                  284,000(11)                       *
James McNiel, Executive Vice President                    158,750(12)                       *

Wellington Management Company                           2,277,980(13)                     6.07%
75 State Street
Boston, Massachusetts 02109

State of Wisconsin Investment Board                     3,790,000(14)                    10.10%
P.O. Box 7842
Madison, Wisconsin 53707

All executive officers and directors as a group
  (11 persons)                                         1,286,688(15)                      3.34%


-------------------------------------------
(1) Includes shares of Common Stock issuable pursuant to options exercisable within sixty (60) days from the date hereof.

(2) Based upon (i) 37,521,913 shares of Common Stock outstanding (excluding 2,035,000 shares of treasury stock), plus, if appropriate
       (ii) the number of shares of Common Stock which may be acquired by the named person or by all persons included in the group pursuant to the exercise of options exercisable within sixty (60) days from the date hereof.

(3) All shares of Common Stock have been adjusted to reflect the 1992, 1993, and 1994 three-for-two stock splits paid in the form of 50% stock dividends with respect to the issued and outstanding shares of Common Stock (the "1992 Stock Split", "1993 Stock Split", and "1994 Stock Split", respectively). The 1992 Stock Split was paid on March 25, 1992 to stockholders of record at the close of business on March 3, 1992; the 1993 Stock Split was paid on April 8, 1993 to stockholders of record at the close of business on March 12, 1993; and the 1994 Stock Split was paid on March 29, 1994 to stockholders of record at the close of business on March 1, 1994.

(4) Consists of 70,608 shares of Common Stock currently held by Mr. Huai, 224,705 shares of Common Stock acquirable pursuant to the exercise of incentive stock options granted under the Company's 1989 Incentive Stock Option Plan, as amended and restated (the "Incentive Plan"), and 175,000 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Company's 1987 Non-Qualified Option Plan, as amended and restated (the "Non-Qualified Plan").

(5) Consists of 2,500 shares of Common Stock owned by the wife of Rino Bergonzi and 16,875 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Company's 1992 Stock Option Plan for Outside Directors. Mr. Bergonzi disclaims beneficial ownership of the shares owned by his wife.

(6) Consists of 33,750 shares of Common Stock currently held by Mr. Kramer and 50,625 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Company's 1992 Stock Option Plan for Outside Directors.

(7) Consists of 33,750 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Company's 1992 Stock Option Plan for Outside Directors.

(8) Consists of 50,625 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Company's 1992 Stock Option Plan for Outside Directors.

(9) Consists of 500 shares of Common Stock owned by the wife of Yuda Doron, and 60,000 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Non-Qualified Plan. Mr. Doron disclaims beneficial ownership of the shares owned by his wife.

(10) Consists of 125,000 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Non-Qualified Plan.

(11) Consists of 131,500 shares of Common Stock currently held by Mr. Levine, and 152,500 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Non-Qualified Plan.

(12) Consists of 33,750 shares of Common Stock held by Mr. McNiel, and 125,000 shares of Common Stock acquirable pursuant to the exercise of non-qualified stock options granted under the Non-Qualified Plan.

(13) According to the Schedule 13G, dated February 3, 1995, filed with the Securities and Exchange Commission, Wellington Management Company has shared dispositive power over 1,495,100 shares of Common Stock and shared voting power over 2,277,980 shares of Common Stock.

(14) According to the Schedule 13G, dated February 13, 1995, filed with the Securities and Exchange Commission, State of Wisconsin
       Investment Board has sole dispositive power and sole voting power over 3,790,000 shares of Common Stock.

(15) Includes an aggregate of 272,608 shares of Common Stock currently held by certain executive officers and directors of the Company, and 1,014,080 shares of Common Stock acquirable pursuant to the exercise of options.

* Less than 1%.



                           ELECTION OF DIRECTORS

       Five directors are to be elected to serve until the next Annual Meeting of stockholders and until their successors are elected and have qualified. Directors shall be elected by stockholders holding a plurality of the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them FOR the election of all nominees hereafter named. If any of such nominees is unable to or declines to serve, the proxies will be voted for the election of the others so named and may be voted for substitute nominees. The Board of Directors, however, does not anticipate that this will occur.

       The nominees for the Board of Directors are as follows:

                               RINO BERGONZI
                                REIJANE HUAI
                             RICHARD F. KRAMER
                               BERNARD RUBIEN
                              GINETTE WACHTEL

       Each of the nominees is currently a member of the Board of Directors, and has served continuously since he or she first became a director. Information about all nominees is set forth under "Management - Directors and Executive Officers."

       Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the election of the nominees named above as directors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.



                                MANAGEMENT

Legal Proceedings

    The Company and certain of its officers and directors are parties to the following pending legal proceedings:

1)  In re Cheyenne Software, Inc. Securities Litigation
    ---------------------------------------------------
    Master File No. 94 Civ. 2771 (TCP)

    On or about June 11, 1994, a securities fraud class action complaint, entitled Bell v. Cheyenne Software, Inc., et al., was filed in the United
         ---------------------------------------
States District Court for the Eastern District of New York. The lawsuit names as defendants the Company and several of its officers and directors. In the following weeks, several other similar lawsuits were filed in the Eastern District of New York. The actions allege securities fraud claims under Sections 10(b) and 20 of the Securities Exchange Act of 1934, and seek compensatory damages on behalf of all the shareholders who purchased shares between approximately January 24, 1994 and approximately June 17, 1994, as well as attorneys' fees and costs. The gravamen of the actions is that the Company and the individual defendants made misrepresentations and omissions to the public, which caused the Company's stock to be artificially inflated. The suits rely on what is known as the "fraud on the market" theory of liability.

    On July 20, 1994, the Court ordered that all of the actions be consolidated under the caption of In re Cheyenne Software, Inc. Securities
                                  ----------------------------------------
Litigation.  On March 8, 1995, plaintiffs filed an Amended Complaint.  On
----------
March 23, 1995, plaintiffs served a Motion for Class Certification. The Company has contested certain aspects of that Motion, and the Court has yet to issue a ruling. On April 11, 1995, the Company served a Motion to Dismiss certain of the claims alleged in the Amended Complaint. The Motion to Dismiss is expected to be heard by March, 1996.

    The defendants deny any and all liability and intend to vigorously defend against the claims.

2)  Rand v. Oxenhorn, et al.
    ------------------------
    Delaware Chancery Court (New Castle County) No. 13583

    On or about June 27, 1994, a shareholder derivative complaint, entitled Rand v. Oxenhorn, et al., was filed in the Court of Chancery for the State
------------------------
of Delaware in and for New Castle County. The lawsuit, purportedly filed derivatively on behalf of the Company, names as defendants eleven of its present or former officers and directors. The complaint's factual allegations are similar to those of In re Cheyenne Software, Inc.
                                    -----------------------------
Securities Litigation described above.  However, instead of securities
---------------------
fraud claims, the action alleges that the defendants breached their fiduciary obligations to the Company. The suit seeks a variety of compensatory damages as well as attorneys fees.

    On August 19, 1994, the defendants filed a motion to dismiss on the grounds that (1) the plaintiff failed to comply with the pleading and demand requirements of a derivative action and (2) the pleadings fail to state a claim upon which relief may be granted. On October 14, 1994, and before defendants' motion to dismiss was ruled on, an amended complaint was filed only naming as defendants six of the Company's officers or directors. The Company filed a motion to dismiss the Amended Complaint on the same grounds listed above on February 16, 1995.

    The defendants deny any and all liability and intend to vigorously defend against the claims.

3)  SEC Formal Private Investigation
    --------------------------------

    On June 28, 1994, the Securities and Exchange Commission ("SEC") commenced an informal inquiry into the Company. On or about April 14, 1995, the SEC advised the Company that it had issued a Formal Order of Private Investigation of the Company. The Private Investigation is a continuation of the informal inquiry. The Formal Order, among other things, enables the SEC to utilize its subpoena powers to obtain relevant information from third parties as well as the Company. The Private Investigation relates to possible violations of federal securities laws. The Company has been cooperating and will continue to cooperate fully with the SEC.

4)  JWANCO, Inc., et al. v. Cheyenne Software, Inc. et al.
    ------------------------------------------------------
    California Superior Court (County of Alameda) No. H-183331-1

    On or about May 2, 1995, plaintiffs JWANCO,Inc. (formerly known as Bit Software, Inc.), Jonathan Wan, Yau Ki Chuck, Norman Chan, David Law and David Wong filed an action in the Superior Court of California in and for the County of Alameda against the Company, Cheyenne Communications, Inc., a wholly owned subsidiary of the Company, and several of its officers, directors and employees. The action alleges breach of contract, fraud, wrongful termination, negligent infliction of emotional distress, and a number of other related torts. The essence of the allegations is that the defendants breached agreements and defrauded JWANCO, Inc., and the individual plaintiffs in connection with the Company's acquisition of certain assets and assumption of certain liabilities of Bit Software, Inc. on May 19, 1994. These allegations are substantially similar to those In
                                                                       --
re Cheyenne Software, Inc. Securities Litigation described above.  In
------------------------------------------------
addition, the Complaint alleges, on behalf of plaintiff Jonathan Wan only, wrongful termination and a variety of other causes of action relating to the employment and termination of the employment of Jonathan Wan by Cheyenne Communications. The defendants have removed the action to the United

States District Court, and have moved to transfer it to New York.
Management of the Company, based on advice of outside legal counsel, does not believe that the ultimate resolution of this lawsuit will have a material adverse affect on the financial position or results of operations of the Company.

    Although no answer has yet been filed, the defendants deny any and all liability and intend to vigorously defend against the claims.

5)  PCPC v. Cheyenne Software, Inc.
    -------------------------------
    United States District Court (District of Delaware) Case No. 95-301 (SLR)

    On May 19, 1995, Personal Computer Peripherals Corporation ("PCPC") filed a lawsuit in the United States District Court for the District of Delaware, Case No. 95-301(SLR), naming the Company, Legato Systems, Inc., Arcada Software, Artisoft, Palindrome (a subsidiary of Seagate) and Symantec as defendants. PCPC alleges infringement of patent No. 5,135,065, entitled "Backup Computer Program for Networks" issued to PCPC on July 21, 1992. PCPC is seeking an injunction against infringement of its patent, treble damages, attorneys' fees and other damages. On July 10, 1995, the Company answered the complaint and denied any and all liability. The Company intends to vigorously defend against the claims. Management of the Company, based on advice of outside legal counsel, does not believe that the ultimate resolution of this lawsuit will have a material adverse affect on the financial position or results of operations of the Company.

Directors and Executive Officers

       The directors and executive officers of the Company, their ages, and their positions and terms of office with the Company are set forth below. The directors of the Company are elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.


                                                                   Director
Name                     Age   Position                            Since
----                     ---   --------                           --------

ReiJane Huai(1)(5)       36    Chairman of the Board, President,
                               and Chief Executive Officer of
                               the Company                            1993

Elliot Levine(5)         59    Executive Vice President, Senior
                               Financial Officer, and Treasurer
                               of the Company

Alan Kaufman(5)          57    Executive Vice President - Sales
                               and Secretary of the Company

James McNiel(5)          32    Executive Vice President - Business
                               Development

Yuda Doron(5)            43    Executive Vice President

Rino Bergonzi(1)(2)      51    Director of the Company                 1994

Richard F. Kramer(2)(4)  51    Director of the Company                 1987

Bernard Rubien(3)(4)     77    Director of the Company                 1985

Ginette Wachtel(1)(3)(4) 60    Director of the Company                 1987


--------------------------------

(1) Member of the Executive Committee of the Company.
(2) Member of the Audit Committee of the Company.
(3) Member of the Compensation Committee of the Company.
(4) Member of the Option Committee of the Company.
(5) Elected as a director of Cheyenne Communications, Inc., the Company's wholly-owned subsidiary ("Cheycomm"), on July 1, 1993.


ReiJane Huai became a director and President and Chief Executive Officer of
------------
the Company on October 7, 1993. He was elected Chairman of the Board of Directors of the Company effective May 20, 1994. He served as Vice President-Engineering of the Company from March 1990 through October 7, 1993. From August 1988 to March 1990, he served as a director of engineering of the Company. From August 1987 to August 1988, he was a systems engineer for AT&T Bell Laboratories. He served as manager of research and development at the Company from June 1985 to August 1987.

Elliot Levine became Executive Vice President of the Company on October 7,
-------------
1993. On July 1, 1993, he became the Treasurer of Cheycomm. He served as a Vice President of the Company from March 1990 through October 7, 1993.
He has been Senior Financial Officer of the Company since March 1990 and Treasurer of the Company since December 1991. From September 1989 to March 1990, he served as a consultant to the Company.

Alan Kaufman became Secretary of the Company in August 1988 and Executive
------------
Vice President - Sales on October 7, 1993. On July 1, 1993, he became the Secretary of Cheycomm. He served as a Vice President of the Company from February 1987 through October 7, 1993. From April 1986 to February 1987, he served as director of marketing of the Company.

James McNiel became Executive Vice President-Business Development of the
------------
Company on October 7, 1993. From April 1, 1992 through October 7, 1993 he served as a Vice President of the Company. From May 1990 to April 1992, he was a director of marketing of the Company. From July 1989 to May 1990, Mr. McNiel was manager of local area network applications ("LAN") marketing and was responsible for all LAN product development and worldwide marketing at Archive Corporation and Maynard Electronics.

Yuda Doron became Executive Vice President of the Company effective June 1,
----------
1995. He served as President of Cheycomm from July 1, 1993 through June 8, 1995. From April 5, 1993 to July 1, 1993, he served as a consultant to the Company. From January 1993 to July 1993, Mr. Doron was a Vice President of Business Development at Elron Corp. From July 1988 to December 1992, he served as a division manager at Texas Instruments, Inc.

Richard F. Kramer has been a director of the Company since 1987.  He is
-----------------
Chief Executive Officer and Treasurer of FAXplus, Inc., a telecommunications and computer products marketing company he founded in 1988. He also is President of Corporate Development, Inc., a marketing and consulting firm he founded in 1987.

Rino Bergonzi was elected as a director of the Company by the Board of
-------------
Directors on April 21, 1994. Mr. Bergonzi has been Vice President and Division Executive of Corporate Information Technology Services at AT&T since November, 1993. From 1985 to 1993, Mr. Bergonzi was Vice President of United Parcel Service Information Services. In January 1995, he became a director of Enteractive, Inc., a multimedia software company.

Bernard Rubien has been a director of the Company since June 1985.
--------------

Ginette Wachtel has been a director of the Company since 1987.  She served
---------------
as a Senior Vice President of Application Development of Marsh & McClennan, Inc., an insurance brokerage firm and insurance holding company, through September 30, 1993, and was an officer of such company since 1984. She currently provides consulting services in the computer systems area.

          The Board of Directors has a standing Audit Committee, a standing Compensation Committee, a standing Executive Committee, and a standing Option Committee. The Audit Committee reviews the Company's financial accounting procedures, internal controls, and the reports of the Company's independent auditors. The Audit Committee met twice in the fiscal year ended June 30, 1995. The members of the Audit Committee are Mr. Kramer and Mr. Bergonzi. The Compensation Committee makes recommendations to the Board concerning compensation arrangements for directors, executive officers, and certain other senior management of the Company. The Compensation Committee met once in the fiscal year ended June 30, 1995.
The members of the Compensation Committee are Ms. Wachtel and Mr. Rubien. The Executive Committee is authorized to exercise the powers of the Board when the Board does not meet. The Executive Committee did not meet during the fiscal year ended June 30, 1995. The members of the Executive Committee are Ms. Wachtel, Mr. Bergonzi, and Mr. Huai. The Option Committee administers the Company's Incentive Plan and Non-Qualified Plan. The Option Committee met five times in the fiscal year ended June 30, 1995. The Option Committee members are Mr. Kramer, Mr. Rubien, and Ms. Wachtel.

          The Board of Directors held eleven meetings in the fiscal year ended June 30, 1995. Each director attended at least seventy-five (75%) percent of the aggregate of (i) the total number of meetings of the Board of Directors plus (ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

                EXECUTIVE COMPENSATION AND OTHER INFORMATION


Summary of Cash and Certain Other Compensation

     The following table shows, for the three most recently ended fiscal years, the compensation paid or accrued for those years to the Chief Executive Officer of the Company and to each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer whose aggregate annual salary and bonus paid in compensation for services rendered in all the capacities in which they served exceeded $100,000 for the Company's last fiscal year (the "Named Executives"):


                                                      SUMMARY COMPENSATION TABLE
                                                                                        Long-Term Compensation
                                                                            -------------------------------------------
                                      Annual Compensation                               Awards            Payouts
             -----------------------------------------------                      ----------------------  --------
Name and                                                Other       Restricted                                          All Other
Principal                                                             Annual          Stock                    LTIP    Compensation
Position                         Year     Salary($)   Bonus($)  Compensation($)(8)   Awards($)  Options (9)  Payouts($) ($)     (10)
--------                         ----     ---------   --------  -------------------  ---------  ---------    ---------- ------------
ReiJane Huai - Chairman,          1993     140,000    110,000      3,289,536              -0-     112,500           -0-       9,034
President, and Chief              1994     180,625        -0-      3,364,171              -0-     262,500           -0-      11,313
Executive Officer(1)(2)           1995     205,000        -0-            -0-              -0-     200,000           -0-      19,036
Elliot Levine - Executive Vice    1993    149,167     110,000      2,531,165            -0-     112,500           -0-      21,084
President, Senior Financial       1994    170,833         -0-      3,918,556            -0-     187,500           -0-      23,400
Officer and Treasurer(1)(3)       1995    180,000         -0-        418,996            -0-     100,000           -0-      23,281

Alan Kaufman - Executive          1993    135,000     110,000       2,288,843            -0-     168,750           -0-       5,879
Vice President - Marketing        1994    165,000         -0-       2,769,264            -0-     187,500           -0-       8,255
and Secretary(1)(4)               1995    180,000         -0-             -0-            -0-     100,000           -0-        8,090

James McNiel - Executive          1993    125,000      110,000        822,794            -0-         -0-           -0-       10,801
Vice President -                  1994    159,375         -0-         704,243            -0-     187,500           -0-        8,936
Business Development(1)(5)        1995    180,000         -0-         401,468            -0-     100,000           -0-        8,310

Yuda Doron - Executive Vice       1993(7)  30,369         -0-             -0-            -0-         -0-           -0-          877
President(1)(6)                   1994    125,000         -0-             -0-            -0-         -0-           -0-        4,694
                                  1995    134,653       25,000            -0-            -0-     240,000           -0-        7,822


-------------------------------

   (1) All of the executive employment agreements discussed herein provide that the executive officers receive the fringe benefits generally available to all employees of the Company and contain non-disclosure and non-competition provisions for the benefit of the Company.

   (2) On September 5, 1991, Mr. ReiJane Huai entered into a three-year employment agreement with the Company to serve as Vice President-Engineering. The agreement provides for a base annual salary of $140,000, with increases of $5,000 per annum under certain circumstances, and for a death benefit and severance payments equal to 50% of his current base salary. On October 7, 1993, the term of Mr. Huai's agreement was extended to September 5, 1997 and was further amended to provide that Mr. Huai shall serve as President and Chief Executive Officer of the Company at a base salary of $205,000 per annum. As amended, the agreement no longer provides for $5,000 increases in base salary each year.

   (3) On September 1, 1992, Mr. Elliot Levine entered into a three-year employment agreement with the Company to serve as a Vice President, Senior Financial Officer, and Treasurer of the Company. Mr. Levine's agreement provides for a base annual salary of $150,000, with increases of $10,000 per annum under certain circumstances. Mr. Levine's agreement provides for a death benefit and severance provision equal to 100% of his current base salary and provides for continuation of his spouse's major medical insurance benefits for a period of five years after his death. Mr. Levine also receives reimbursement in the amount of $12,000 per annum for split dollar life insurance premiums and $8,000 per annum for automobile expenses. On October 7, 1993, Mr. Levine's agreement was amended to provide that Mr. Levine shall serve as Executive Vice President, Senior Financial Officer, and Treasurer at a base salary of $180,000 per annum.
As amended, the agreement no longer provides for $10,000 increases in base salary each year. On October 24, 1994, Mr. Levine's agreement was amended to provide for $13,500 per annum in reimbursement to Mr. Levine for split dollar life insurance premiums. On August 30, 1995, Mr. Levine's agreement was amended to provide for (a) an extension of the employment term to August 31, 1998, (b) $10,000 per annum in reimbursement to Mr. Levine for automobile expenses, (c) a death benefit of 150% of his current base salary, and (d) a continuation of his spouse's major medical insurance benefits for a period of ten years after his death.

   (4) Mr. Alan Kaufman entered into a three-year employment agreement with the Company, effective January 1, 1993, to serve as a Vice President and Secretary of the Company. The agreement provides for a base annual salary of $140,000, with increases of $5,000 per annum under certain circumstances. Mr. Kaufman's employment agreement contains a death benefit and severance provision equal to 100% of his current base salary and provides for continuation of his spouse's major medical insurance benefits for a period of five years after his death. Mr. Kaufman also receives reimbursement in an amount equal to a maximum of $8000 per annum for automobile expenses. On October 7, 1993, Mr. Kaufman's agreement was amended to provide that Mr. Kaufman shall serve as Executive Vice President and Secretary of the Company at a base salary of $180,000 per annum. As amended, the agreement no longer provides for $5,000 increases in base salary each year.

   (5) On May 4, 1992, Mr. James McNiel entered into an employment agreement with the Company, expiring September 1, 1994, to serve as Vice President of the Company. The agreement provides for a base salary of $125,000 per annum, a death benefit equal to 100% of his current base salary, a severance benefit equal to 30% of his current base salary and reimbursement in the amount of $6000 per annum for automobile expenses. On October 7, 1993, the term of Mr. McNiel's agreement was extended to September 1, 1996 and was further amended to provide that Mr. McNiel shall serve as Executive Vice President at a base salary of $180,000 per annum.

   (6) On September 29, 1993, Mr. Yuda Doron entered into a three-year employment agreement with Cheycomm, to serve as Cheycomm's President. The agreement provided for a base salary of $125,000 per annum, a death and disability benefit equal to up to 50% of his base salary, payments not to exceed $1,708 per annum for a portion of life insurance policy premiums and $3,723 per annum for a portion of disability policy premiums, and $3,600 per annum for automobile expenses. On June 8, 1995, Mr. Yuda Doron entered into a new three-year employment agreement to serve as Executive Vice President of the Company and General Manager of the Netware Division. The agreement provides for a base salary of $180,000 per annum, a severance provision equal to 100% of his current base salary, payments not to exceed $2,562 per annum for a portion of life insurance policy premiums, and $5,585 per annum for a portion of disability policy premiums. Mr. Doron also receives reimbursement in the amount of $3,600 per annum for automobile expenses.

   (7) For the period commencing April 5, 1993 through June 30, 1993, Mr. Yuda Doron served as a consultant to the Company.

   (8) Includes information regarding value realized (market value on date of exercise less exercise price) on stock options previously granted under the Company's option plans and exercised during the three fiscal years ended June 30, 1995 by the Named Executives.

   (9) Prior to June 30, 1995, in connection with the Company's adoption of a divisional structure, FAXserve and Bit products, which previously formed the product line for Cheycomm, was consolidated with the Company's operations.

       In addition to the options set forth in the Summary Compensation Table, (i) on September 29, 1993, Mr. Doron was granted in the aggregate options to purchase up to 36,000 shares of the common stock of Cheycomm, $0.01 par value per share (the "Cheycomm Stock"), subject to certain conditions, and such options were convertible, under certain circumstances, to non-qualified stock options of the Company, and (ii) each Named Executive Officer (except for Mr. Doron), in his capacity as a director of Cheycomm, was granted options to purchase 1,500 shares of Cheycomm Stock, at an exercise price of $2.47 per share, and 1,500 shares of Cheycomm Stock, at an exercise price of $12.81 per share, pursuant to Cheycomm's 1994 Stock Option Plan For Directors (the "Cheycomm Option Plan"). Prior to June 30, 1995, the directors, including Mr. Doron, waived their rights under the Cheycomm options.

   (10) Includes car allowances, 401(k) matching contributions by the Company, and miscellaneous perquisites. Car allowances for fiscal 1995 for the Named Executives were as follows: Mr. Huai - $15,715, Mr. Levine - $7,856, Mr. Kaufman - $6,780, Mr. McNiel - $6,000, and Mr. Doron - $3,600.
401(k) matching contributions for fiscal 1995 for the Named Executives were as follows: Mr. Huai - $2,310, Mr. Levine - $2,310, Mr. Kaufman - $2,310, Mr. McNiel - $2,310, and Mr. Doron - $2,323. Reimbursement for split dollar life insurance premiums for fiscal 1995 for Mr. Levine - $13,115 and Mr. Doron - $1,899.


Stock Option Grants

   The following table sets forth information concerning the grant of stock options made during the fiscal year ended June 30, 1995 to each of the Named Executives:


                               OPTION/SAR GRANTS IN LAST FISCAL YEAR


--------------------------------------------------------------------------------------------------------
                                Individual Grants(1)
------------------------------------------------------------------------

                                Percent of                                         Potential  Realizable Value
                                  Total                                            at Assumed Annual Rates
                                Options/                                           of Stock Price Appreciation
                                  SARs                                                For Option Term(2)
                                                                                   ---------------------------
                   Options/     Granted to
                    SARs        Employees      Exercise or
                   Granted      in Fiscal      Base Price      Expiration
Name                 (#)           Year         ($/Sh)            Date           5% ($)                10%($)
-----------------------------------------------------------------------------------------------------------------------------------

ReiJane Huai        200,000        9.0%        $12.75          May 8, 2002        $1,038,106         $2,419,229
Elliot Levine       100,000        4.5%        $12.75          May 8, 2002          $519,053         $1,209,614
Alan Kaufman        100,000        4.5%        $12.75          May 8, 2002          $519,053         $1,209,614
James McNiel        100,000        4.5%        $12.75          May 8, 2002          $519,053         $1,209,614
Yuda Doron          240,000       10.7%        $12.75          May 8, 2002        $1,245,727         $2,903,074

---------------

     (1) The options in the table were granted on May 9, 1995 under the Non-Qualified Plan and have exercise prices equal to the fair market value of the Common Stock on the date of grant. The options become exercisable in one-third increments on the first three anniversary dates, except for the options granted to Yuda Doron which become exercisable in one-quarter increments beginning on December 9, 1995 and then on the first three anniversary dates. In addition to the options set forth in the table, each Named Executive Officer (except for Mr. Doron), in his capacity as a director of Cheycomm, was granted immediately exercisable options to purchase 1,500 shares of Cheycomm Stock (each representing 16.7% of the total number of Cheycomm options granted during the fiscal year), at an exercise price of $12.81 per share. The options were granted on February 14, 1995. Prior to June 30, 1995, the directors of Cheycomm, including Mr. Doron, waived their rights under the Cheycomm options.

     (2) The potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (7 years) at the annual rate of 5% and 10%. The assumed annual rates of appreciation are computed in accordance with the rules and regulations of the Securities and Exchange Commission. No assurance can be given that the annual rates of appreciation assumed for the purposes of the table will be achieved, and actual results may be lower or higher. The closing price of the Common Stock on the American Stock Exchange on June 30, 1995 was $18.50.


Stock Option Exercises

     The following table sets forth information concerning the exercise of stock options during the fiscal year ended June 30, 1995 by each of the Named Executives and the value of unexercised options at the fiscal year-end:

                                      AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES
                                                                                         Value of Unexercised
                   Shares                           Number of Unexercised                   In-the-Money
                  Acquired                             Option/SARs at                      Option/SARs at
                     on             Value                 FY-End (#)                        FY-End ($) (1)
                                                 ----------------------------       ----------------------------
                  Exercise(#)     Realized($)    Exercisable    Unexercisable       Exercisable     Unexercisable
                  -----------     -----------    -----------    -------------       ------------    -------------
ReiJane Huai(2)    42,188               -0-          312,205       375,000            3,366,418       1,150,000
Elliot Levine(2)   61,000           418,996          115,000       225,000              501,669         575,000
Alan Kaufman(2)       -0-               -0-           62,500       225,000                  -0-         575,000
James McNiel(2)    27,505           401,468          121,563       292,500              826,104       1,468,754
Yuda Doron            -0-               -0-              -0-       240,000                  -0-       1,380,000


---------------

     (1) Based on the fair market value per share of the Common Stock at year end, minus the exercise or base price on "in-the-money" options. The closing price of the Common Stock on the American Stock Exchange on June 30, 1995 was $18.50.

     (2) Each Named Executive Officer also previously owned currently exercisable options to purchase shares of Cheycomm Stock. Prior to June 30, 1995, the directors of Cheycomm waived their rights under the Cheycomm options. See footnote 9 to the Summary Compensation Table.


Compensation of Directors

     Directors of the Company who are not employees of the Company received a directors' fee of $4,000, plus expenses, for the period June 30, 1994 through March 31, 1995. Commencing April 1, 1995, such directors receive a retainer fee of $10,000 per annum, payable in installments of $2,500 per quarter, and a $1,000 fee for each Board of Director's meeting attended. Directors do not receive any fee for attending meetings of committees of the Board of Directors. The Company's 1992 Stock Option Plan for Outside Directors provides for automatic annual grants of options for 16,875 shares of Common Stock on each January 1 to directors who are not also employees of the Company. All options granted under the 1992 Stock Option Plan for Outside Directors are immediately exercisable, and the exercise price per share of each option will be equal to the fair market value of the shares of Common Stock on the date of grant.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     The Company's employment agreements with the Named Executives are described in the footnotes to the Summary Compensation Table on pages 9, 10 and 11 of this Proxy Statement.


Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended June 30, 1995, the Compensation Committee consisted of Ginette Wachtel and Bernard Rubien. During fiscal 1995, none of the executive officers of the Company served on the board of directors or on the Compensation Committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.


Board Compensation Committee Report on Executive Compensation

Introduction

     The Compensation Committee of the Board of Directors (the "Committee") is composed of non-employee directors, and is responsible for determining and administering the Company's compensation policies for the remuneration of the Company's senior management. The Committee annually evaluates individual and corporate performance from both a short-term and long-term perspective, and its recommendations regarding all members of senior management are subject to the approval of the full Board of Directors.

Philosophy

     The Company's executive compensation program is designed to reward and retain highly-qualified executives, and to encourage the achievement of business objectives and superior corporate performance. The program seeks to foster a performance-oriented environment, to enhance management's long-term focus on maximizing stockholder value through equity-based incentives, and to adjust the variable portion of an executive's compensation based upon corporate and individual performance. In determining an executive's compensation, consideration is given to the employee's total compensation package, overall corporate financial performance, and the employee's role in attaining such results.


Components of Executive Compensation

     Historically, the Company's executive employees have received cash-based and equity-based compensation.

     Cash-Based Compensation: Base salary represents the primary cash component of an executive employee's compensation, and is determined by evaluating the responsibilities associated with an employee's position at the Company and the employee's overall level of experience. In addition, the Committee, in its discretion, may award bonuses. However, the Committee and the Board of Directors believe that the Company's management and employees are best motivated through stock option awards rather than through cash incentives.

     Equity-Based Compensation: Equity-based compensation principally has been in the form of stock options granted pursuant to the Incentive Plan and the Non-Qualified Plan. The Committee believes that stock options represent an important component of a well-balanced compensation program. Because stock option awards provide value only in the event of share price appreciation, stock options enhance management's focus on maximizing long-term stockholder value. Stock options serve to align the interests of executive officers closely with the stockholders because of the direct benefit executive officers receive from improved stock performance. Stock options provide a direct relationship between an executive's compensation and the stockholders' interests. Option awards to employees are based upon the evaluation of each employee's overall past and expected future contributions to the success of the Company.


Compensation of the Chief Executive Officer

     The philosophy and policies of the Compensation Committee generally applicable to the Company's senior management are applicable to the Chief Executive Officer.


Section 162(m)

     It is the Company's policy to seek to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The stockholders are being asked to approve amendments to the Non-Qualified Plan and the Incentive Plan that, among other things, bring the plans into compliance with Section 162(m). This section of the Code prohibits the Company from deducting compensation to its Chief Executive Officer and its four other highest paid executive officers that is in excess of $1,000,000 per individual in any fiscal year, unless the compensation is "performance based". If the stockholders approve the amendments, gains realized by the Chief Executive Officer and the four other highest paid executive officers from the exercise of stock options granted under the Non-Qualified Plan, and the early disposition of stock received under the Incentive Plan, should not be subject to the $1,000,000 limit. None of the Chief Executive Officer and the four other highest paid executive officers had cash compensation in excess of $1,000,000 for the fiscal year ended June 30, 1995.



                              Bernard Rubien
                              Ginette Wachtel

Comparative Stock Performance Graph

     The following is a graph comparing the annual percentage change in the cumulative total shareholder return of the Company's common stock with the cumulative total returns of the S&P 500 Index and The Peer Group Weighted Average Index for the Company's last five (5) fiscal years:


                   COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG CHEYENNE SOFTWAE INC.,
                     S&P 500 INDEX AND PEER GROUP INDEX



                   ASSUMES $100 INVESTED ON JUL. 01, 1990
                        ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING JUNE 30, 1995

                        Index Returns [6/30/90=100]

                                6/30/90         6/30/91         6/30/92        6/30/93      6/30/94         6/30/95
Cheyenne Software, Inc.         100.00          149.83          272.56         740.34      1,241.29         770.21

Peer Group Weighted Average     100.00           90.76          174.01         229.29        258.20         374.44

S&P 500 Comp-Ltd                100.00           98.88          118.19         131.82        143.25         155.99



     The Peer Group is comprised of the following companies: Banyan Systems, Inc., Computer Associates International, Inc., Informix Corp., Microsoft Corp., Novell, Inc., Oracle Systems Corp., Sterling Software, Inc. and Symantec Corp.

                      COMPLIANCE WITH SECTION 16(a) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Ten Percent Stockholders"), to file reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and the Ten Percent Stockholders are required to furnish the Company with copies of such reports. Based solely on its review of the copies of such Forms received by the Company, or written representations that no other reports were required, the Company believes that during the fiscal year ended June 30, 1995, the Company's executive officers, directors, and Ten Percent Stockholders complied with all applicable Section 16(a) filing requirements, except that Rino Bergonzi, a director of the Company, filed his Form 4 approximately three months late, reporting the purchase of shares by his wife.


                     SELECTION OF INDEPENDENT AUDITORS

     It is proposed that the stockholders ratify the appointment of KPMG Peat Marwick LLP as the independent auditors for the Company for the fiscal year ending June 30, 1996. KPMG Peat Marwick LLP are independent auditors who served the Company since June, 1991. Representatives of KPMG Peat Marwick LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions from stockholders.

     Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the ratification of the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY. APPROVAL OF STOCKHOLDERS HOLDING A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT AT THE ANNUAL MEETING IS REQUIRED FOR RATIFICATION.


                 PROPOSALS TO AMEND THE NON-QUALIFIED PLAN
                           AND THE INCENTIVE PLAN

Increase in Shares

     The Board believes the increases in the shares reserved for issuance under the Non-Qualified Plan and Incentive Plan are in the best interests of the Company for two reasons. First, the Board believes that the increase will provide an adequate reserve of shares for issuance under the Non-Qualified Plan and Incentive Plan, which is necessary to enable the Company to compete successfully with other companies to attract and retain valuable employees. Second, the Board believes that it is appropriate to have options available for grant in connection with acquisitions that the Company may make from time-to-time. The ability to make such grants may enhance the Company's ability to structure offers to potential acquisition targets.

Imposition of a Grant Limit.

     Under recent legislation, the deductibility for federal income tax purposes of compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options would be subject to this limitation unless, among other things, the option plan under which the options are granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a specified fiscal period. Such a potential compensation expense deduction could arise, for example upon the exercise by one of these executives of a nonstatutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

     Currently the Non-Qualified Plan and the Incentive Plan do not contain any limits on the number of options that may be granted to an employee in a fiscal year. In order to exclude compensation resulting from options granted under the Company's Non-Qualified Plan and Incentive Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved an amendment to the Option Plan which will place a 500,000 share limit on the number of options that may be granted under the Non-Qualified Plan and Incentive Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this amendment, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options.


                  PROPOSAL TO AMEND THE NON-QUALIFIED PLAN
          TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
                        AND TO IMPOSE A GRANT LIMIT.

Background
----------

     The Board of Directors of the Company is submitting to the stockholders for their approval and for adoption amendments to the Non-Qualified Plan. Such amendments were approved by the Board of Directors on October 12, 1995; the adoption of such amendments is subject to and contingent on the approval of stockholders holding a majority of the shares of Common Stock present at the Annual Meeting. If the stockholders do not approve and adopt the amendments to the Non-Qualified Plan, the plan will remain in force in its present form. Approximately 100 employees are eligible to participate in the Non-Qualified Plan.

Amendments to the Non-Qualified Plan
------------------------------------

     On October 12, 1995, the Board of Directors adopted, subject to stockholder approval, amendments to the Non-Qualified Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 4,237,500 shares to 5,587,500 shares, and placing a 500,000 share limit on the number of options that may be granted under the Non-Qualified Plan to an employee in any fiscal year.

Summary of the Non-Qualified Plan
---------------------------------

     A description of the Non-Qualified Plan as currently in effect follows. This summary is in all respects subject to the actual provisions of the written plan document, a copy of which is available to any stockholder upon written request to the Company.

     Administration. The Non-Qualified Plan shall be administered by a committee (the "NSO Committee") composed of either the entire Board of Directors or a committee thereof appointed by the Board of Directors. The

NSO Committee shall be composed of not less than two (2) directors, and all of the members of the NSO Committee shall be disinterested persons. As defined in the Non-Qualified Plan, the term "disinterested person" shall mean an administrator of the Non-Qualified Plan who, at any time within one year prior to his/her service as an administrator of the Non-Qualified Plan, has not received, and who, during the term of his/her service, will not receive, a discretionary grant or award of stock options or stock appreciation rights under the Non-Qualified Plan or any other plan or practice of the Company or any of its affiliates. Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. Currently, the NSO Committee is composed of Richard Kramer, Bernard Rubien, and Ginette Wachtel.

     Subject to the express provisions of the Non-Qualified Plan, the NSO Committee may interpret the Non-Qualified Plan, prescribe, amend, and rescind rules and regulations relating to it, determine the terms and provisions of the respective participants' agreements (which need not be identical), and make such other determinations as it deems necessary or advisable for the administration of the Non-Qualified Plan. The NSO Committee shall also determine the number of shares to be subject to each non-qualified stock option, the duration of each non-qualified stock option, the exercise price (option price) of each non-qualified stock option, the time or times within which (during the term of the non-qualified stock options) all or portions of each non-qualified stock option may be exercised, and whether cash, Common Stock, or other property may be accepted in full or partial payment upon exercise of a non-qualified stock option. In addition, the NSO Committee may have responsibilities in addition to the administration of the Non-Qualified Plan.

     Eligibility. Options may be granted under the Non-Qualified Plan to key managerial employees of the Company or its affiliates and to consultants to the Company. The NSO Committee shall determine, within the limits of the express provisions of the Non-Qualified Plan, those persons to whom, and the time or times at which, non-qualified stock options shall be granted. In making such determinations, the NSO Committee may take into account the nature of the services rendered by the person, his or her present and potential contributions to the Company's success, and such other factors as the NSO Committee, in its discretion, shall deem relevant.

     Shares. The shares covered by the Non-Qualified Plan shall be Common Stock, and may be either authorized but unissued shares or shares held in the treasury of the Company. If the amendments to the Non-Qualified Plan are approved, the total amount of Common Stock on which options could be granted shall not exceed 5,587,500 shares, subject to adjustment in the event of certain changes in the Company's capitalization, and options for not more than 500,000 shares of Common Stock may be issued to any one person in any calendar year.

     Option Price. The option price for options granted under the Non-Qualified Plan shall be not less than 100% of the fair market value of the Common Stock at the time such option is granted, or such higher value to be determined in accordance with the procedures established by the NSO Committee. As of October 24, 1995, the fair market value of the Common Stock was $18.50 per share.

     Exercise of Options. The NSO Committee has complete discretion to determine the period of time during which an option may be exercised with respect to some or all of the shares of Common Stock subject to the option. Currently, no option can be exercised more than seven years from the date it was granted.

     Method of Exercise. An option may be exercised by notifying to the Company, in writing, as to the number of shares of Common Stock with respect to which the option is being exercised, and tendering payment therefor in cash or Common Stock.

     Amendment and Termination of the Plan. No option may be granted after August 17, 1997. The Board of Directors acting by a majority of its members (exclusive of those members who are eligible to receive non-qualified stock options) and without further action on the part of the stockholders, from time to time, may alter, amend, or suspend the Non-Qualified Plan or any non-qualified stock option granted thereunder or, at any time, may terminate the Non-Qualified Plan; provided, however, the Board may not (i) change the total number of shares of Common Stock available for non-qualified stock options under the Non-Qualified Plan, except as provided in Section 6 thereof, (ii) extend the duration of the Non-Qualified Plan, (iii) increase the maximum term of any non-qualified stock option, (iv) decrease the minimum option price or otherwise materially increase the benefits accruing to participants under the Non-Qualified Plan, or (v) materially modify the eligibility requirements of the Non-Qualified Plan; and provided, further, no such action shall materially and adversely affect any outstanding non-qualified stock options without the consent of the respective optionees.

     Federal Tax Consequences. Options granted under the Non-Qualified Plan are intended to be non-qualified stock options for federal income tax purposes. No taxable income results to an optionee upon the grant of such stock options. Generally, Section 83 of the Code requires that upon exercise of an option, the optionee recognizes ordinary income in an amount equal to the difference between the option's exercise price and the fair market value of the shares on the date of exercise. Such amount, subject to certain limitations, is deductible as an expense by the Company for federal income tax purposes. The ordinary income resulting from the exercise of such options is subject to applicable withholding taxes. Generally, any profit or loss on the subsequent disposition of such shares shall be treated as a short-term or long-term capital gain or loss, depending upon the holding period for the shares.

     Under the changes made by the Securities and Exchange Commission to the rules adopted under Section 16(b) of the Exchange Act, the exercise (more than six months after the date of the issuance of the option) of an "in-the-money" stock option is no longer deemed to be a purchase under
Section 16(b) of the Exchange Act. Accordingly, as long as a non-qualified stock option has been held for more than six months from the date of the grant, an optionee subject to Section 16 is now able to sell the underlying shares immediately following the exercise of such an option without triggering potential liability under that Section 16(b). If a non-qualified option is exercised by a person subject to Section 16 less than six months after the date of grant, the taxable event will be deferred until the date which is six months after the date of grant unless the optionee files an election to be taxed on the date of exercise.

     Options Granted. During the fiscal year ended June 30, 1995, 740,000 options were granted under the Non-Qualified Plan to all current executive officers of the Company, as a group; 78,300 options were granted under the Non-Qualified Plan to employees of the Company (other than executive officers); no options were granted under the Non-Qualified Plan to non-employee directors; and none of the nominees for election as directors, other than ReiJane Huai, were granted stock options under the Non-Qualified Plan. Subsequent to the fiscal year ended June 30, 1995, 275,000 options were granted under the Non-Qualified Plan to employees of the Company (other than executive officers) and to consultants to the Company. With regard to the options that have been previously granted under the Non-Qualified Plan to the Named Executive Officers, see "Executive Compensation- Stock Option Grants" at pages 11-12.

     Options to be Granted. As of the date of this Proxy Statement there has been no determination by the Option Committee regarding future stock option awards under the Non-Qualified Plan. Accordingly, future awards are not determinable.

     Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the adoption and approval of the amendments to the Non-Qualified Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF THE AMENDMENTS TO THE NON-QUALIFIED PLAN.

                  PROPOSAL TO AMEND THE INCENTIVE PLAN TO
                       INCREASE THE NUMBER OF SHARES
            AVAILABLE FOR ISSUANCE AND TO IMPOSE A GRANT LIMIT.

Background
----------

     The Board of Directors of the Company is submitting to the stockholders for their approval and for adoption amendments to the Incentive Plan. Such amendments were approved by the Board of Directors on October 12, 1995; the adoption of such amendments is subject to and contingent on the approval of stockholders holding a majority of the shares of Common Stock present at the Annual Meeting. If the stockholders do not approve and adopt the amendments to the Incentive Plan, the plan will remain in force in its present form. Approximately 700 employees are eligible to participate in the Incentive Plan.

Amendments to the Incentive Plan
--------------------------------

     On October 12, 1995, the Board of Directors adopted, subject to stockholder approval, amendments to the Incentive Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 4,806,250 shares to 5,806,250 shares, and placing a 500,000 share limit on the number of options that may be granted under the Incentive Plan to an employee in any fiscal year.

Summary of the Incentive Plan
-----------------------------

     A description of the Incentive Plan as currently in effect follows. This summary is in all respects subject to the actual provisions of the written plan document, a copy of which is available to any stockholder upon written request to the Company.

     Administration. The Incentive Plan shall be administered by an option committee (the "ISO Committee") appointed by the Board of Directors and consisting of two or more members of the Board. The Board, in its absolute discretion, may select persons to serve on the ISO Committee who would be "disinterested persons" within the meaning of Rule 16b-3, as amended from time to time, under the Exchange Act. Any standing or other committee of the Board of Directors which otherwise satisfies the requirements of the ISO Committee may be authorized by the Board of Directors to serve as the ISO Committee. Currently, the ISO Committee is composed of Richard Kramer, Bernard Rubien, and Ginette Wachtel. The ISO Committee shall be authorized (but only to the extent not contrary to the express provisions of the Incentive Plan or to resolutions adopted by the Board of Directors) to interpret the Incentive Plan, to prescribe, amend, and rescind rules and regulations relating to the Incentive Plan, to determine the recipients, form, and content of the incentive stock options to be granted under the Incentive Plan, and to make other determinations which it deems necessary or appropriate for the proper administration of the Incentive Plan, and shall have and may exercise such other powers and authority as may be delegated to it by the Board of Directors, from time to time. The President or such other officers of the Company as the ISO Committee may designate, or a Secretary of the ISO Committee designated by majority resolution of the ISO Committee, shall execute such certificates, incentive stock option agreements, and other documents as may be necessary to evidence the decisions of the ISO Committee and/or implement and carry out the Incentive Plan. The President or such other officers of the Company, when so acting, shall be deemed to be acting solely in a ministerial capacity, and the acts of such officers of the Company shall not be construed as giving them any discretionary authority over the granting of incentive stock options or the administration of the Incentive Plan.

     Eligibility. Incentive stock options may be granted to any Employee (as defined in the Incentive Plan) who, in the opinion of the ISO Committee, has or is expected to make key contributions to the success of the Company. An Employee who has been granted an incentive stock option or any other options or rights under any other plan or otherwise, may, if otherwise eligible, be granted additional incentive stock options.

     Shares. The shares covered by the Incentive Plan shall be Common Stock, and may be either authorized but unissued shares or shares held in the treasury of the Company. If the amendments to the Incentive Plan are approved, the total amount of stock on which options could be granted shall not exceed 5,806,250 shares, subject to adjustment in the event of certain changes in the Company's capitalization, and options for not more than 500,000 shares of Common Stock may be issued to any one person in any calendar year.

     Option Price. The option price for options granted under the Incentive Plan will be 100% of the fair market value on the date the option is granted. As of October 24, 1995, the fair market value of the Common Stock was $18.50 per share. The exercise price of an option granted to an optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations at the time such option is granted shall not be less than 110% of the fair market value of the underlying Common Stock.

     Exercise of Options. The ISO Committee may determine the period of time during which an option may be exercised. Currently, options cannot be exercised more than seven years after the date they were granted. No option may be exercised until the second anniversary of the date of grant of such option. Not more than 25% of the underlying Common Stock may be purchased prior to the third anniversary of the date of grant, and not more than 50% of the underlying Common Stock (including underlying Common Stock acquired prior to the third anniversary) may be acquired prior to the fourth anniversary of the date of grant.

     Method of Exercise. An option may be exercised by notifying the Company, in writing, as to the number of shares of Common Stock with respect to which the option is being exercised, and tendering payment therefor in cash or Common Stock.

     Amendment and Termination of the Plan. No option may be granted after October 18, 1999. The Board may alter, suspend, or discontinue the Incentive Plan, except that no action of the Board may increase (other than as provided in paragraph 10 of the Incentive Plan) the maximum number of shares of Common Stock subject to incentive stock options or available for the grant of incentive stock options under the Incentive Plan, reduce the applicable minimum exercise price, extend the maximum period within which incentive stock options may be exercised under the Incentive Plan, or change the designation of persons eligible to receive options under the Incentive Plan, unless such action of the Board of Directors shall be subject to approval or ratification by the stockholders of the Company. No action of the Board of Directors, without the consent of the optionee, shall impair any then outstanding option.

     Federal Tax Consequences. Options granted under the Incentive Plan are intended to qualify as incentive stock options for federal income tax purposes. Generally, no taxable income results to an optionee upon either the grant or exercise of an incentive stock option, although the difference between the exercise price and the fair market value of the stock on the date of exercise is an item of tax preference in computing the optionee's alternative minimum tax liability, if any. If certain holding period requirements are met, gain or loss on a subsequent sale of the stock by the optionee is taxed at the capital gains rate. Generally, long-term capital gains rates will apply to the optionee's full gain at the time of the sale of the stock, provided that: (i) no disposition of the stock is made within two years from the date of grant of the option nor within one year after the acquisition of such stock, and (ii) the option is exercised prior to the optionee's termination of employment (one year in the event of disability).

     A sale, exchange, gift or other transfer of legal title of stock acquired pursuant to an incentive stock option within two years from the date of grant or within one year after acquisition of the stock pursuant to exercise of the option constitutes a disqualifying disposition. A disqualifying disposition involving a sale or exchange produces taxable income to the optionee and an income tax deduction to the Company in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, or (ii) the amount realized on disposition minus the option price. Otherwise, generally, neither the issuance nor the exercise of an incentive stock option nor the disposition of the underlying stock produces a deduction for the Company. A disqualifying disposition as a result of a gift produces taxable income to the optionee in an amount equal to the difference between the option price and the fair market value of the stock on the date of exercise.

     Options Granted. During the fiscal year ended June 30, 1995, none of the directors, nominees for directors, Named Executive Officers, or executive officers were granted options under the Incentive Plan; and 1,355,310 options were granted under the Incentive Plan to all employees of the Company (other than executive officers) as a group. Subsequent to the fiscal year ended June 30, 1995, 85,000 options were granted under the Incentive Plan to executive officers of the Company, and 666,565 options were granted under the Incentive Plan to all employees of the Company (other than executive officers) as a group.

     Options to be Granted. As of the date of this Proxy Statement, there has been no determination by the Option Committee regarding future stock option awards under the Incentive Plan. Accordingly, future awards are not determinable.

     Unless marked to the contrary, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the adoption and approval of the amendments to the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF THE AMENDMENTS TO THE INCENTIVE PLAN.

               STOCKHOLDERS PROPOSALS FOR 1996 ANNUAL MEETING

     Stockholders wishing to present proposals to the 1996 Annual Meeting and wishing to have their proposals presented in the proxy statement distributed by the Board of Directors in connection with the 1996 Annual Meeting must submit their proposals in writing, to the attention of the Secretary of the Company, on or before June 30, 1996.


                                  GENERAL

     The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy, or their substitutes, will vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the form of proxy.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   REIJANE HUAI
                                   Chairman of the Board



Roslyn Heights, New York
November 6, 1995

                                                             APPENDIX A


                             CHEYENNE SOFTWARE, INC.
                             -----------------------

                      1987 Non-Qualified Stock Option Plan
                       Originally Adopted August 17, 1987

                       Adopted by the Board of Directors,
                  As Amended and Restated, on October 12, 1995
                  --------------------------------------------



          1.   Purpose:  The  purpose of the  Cheyenne Software, Inc.  1987 Non-
               -------

Qualified Stock Option Plan (the "Plan") as hereinafter set forth, is  to enable

Cheyenne Software,  Inc. ("CSI"),  a Delaware  corporation,  and its  affiliated companies (hereinafter  referred to,  individually and/or  collectively, as  the

"Corporation") to  attract,  retain, and  reward  key managerial  employees  and consultants,  by offering  them an  opportunity  to have  a greater  proprietary interest  in and  closer identity  with the Corporation  and with  its financial success.  Options  granted under the Plan are not intended to be qualified stock options  under Internal Revenue Code  Sec. 422.  Proceeds  of  cash or  property received by  the Corporation from  the sale of  Common Stock of CSI  pursuant to options granted under the Plan will be used for general corporate purposes.

          2.   Administration.
               --------------

               (a)  The plan shall  be administered  by the  Board of  Directors

(the "Board")  of CSI, or a committee (the  "Committee") appointed by the Board.

The Committee shall be composed of not fewer than two (2) directors, all of  the members of  such Board,  if such  Board acts  as administrator  of the Plan,  or

Committee  shall be  disinterested  persons,  as defined  by  the provisions  of subparagraph 2(b).  The  Committee may have responsibilities in  addition to the

administration of  the Plan.   The  Executive or  Compensation Committee  may be

designated as the Committee which administers the Plan.  Subject to  the express provisions of the Plan, the

Committee  may  interpret the  Plan,  prescribe,  amend  and rescind  rules  and regulations relating  to it,  determine the terms  and provisions  of respective participants'  agreements (which  need not  be  identical) and  make such  other determinations as  it deems necessary or advisable for the administration of the

Plan.  The decisions of the Committee on matters within their jurisdiction under

the  Plan shall  be conclusive  and binding.    No member  of the  Board or  the

Committee  shall be liable  for any action  taken or determination  made in good faith.

               (b)  The term "disinterested person" as used  in this Plan, shall mean an administrator of the Plan who has  not at any time within one year prior to his/her service as an  administrator of the Plan  received, and who will  not during the term of his/her service receive,  a discretionary grant or award of a stock option or  stock appreciation rights under this Plan, or any other plan or

practice  of CSI  or any  of its affiliates.   Any  such person  shall otherwise

comply with  the requirements of Rule 16b-3 promulgated under the Securities Act of 1934, as amended, as from time to time in effect and  shall  be  an  "outside director" within the meaning of  applicable  Treasury  Regulations  proposed  or promulgated from time to time under Code Section 162(m).

          3.   Eligibility.     Options may be  granted under this Plan  only to
               -----------

key managerial employees of the Corporation or its affiliates and to consultants

to  the Corporation.   The Committee shall  determine, within the  limits of the

express provisions of  the Plan, those key managerial  employees and consultants to whom, and the time or times at which, options shall be  granted.  The Commit-

tee shall  also determine the number of shares to be subject to each option, the duration  of each option, the  exercise price (option  price) under each option,

which shall not be less than the fair market value of the Stock subject  to such option at the date of  grant, the  time  or times within which (during the  term of the option) all or portions of each option  may  be  exercised,  and  whether cash, Common Stock,  or  other  property  may  be  accepted  in  full or partial payment upon exercise of a stock option.  In  making  such  determinations,  the

Committee
may take  into account the  nature of the  services rendered by  the employee or consultant, his/her  present and  potential contributions  to the  Corporation's success and such  other factors as  the Committee in  its discretion shall  deem relevant.

          4.   Common Stock.  Options may be granted for a number of  shares not
               ------------

to exceed, in the aggregate, 5,587,500 shares  of Common Stock, $0.01 par value,

of CSI, except as such number of shares shall be adjusted in accordance with the

provisions of  Section  6 hereof.   Such  shares may  be  either authorized  but

unissued shares or  reacquired shares or  other treasury shares.   In the  event

that any option granted under the Plan expires unexercised, or is surrendered by a participant for cancellation, or is terminated or ceases to be exercisable for any other  reason without having  been fully exercised prior  to the end  of the period during  which options may be granted under  the Plan, the shares thereto-

fore subject to  such option, or to the unexercised portion thereof, shall again become  available for new options to  be granted under the  Plan to any eligible employee or consultant (including the holder of such former option) at an option price determined in accordance with Section 5(a) hereof, which price may then be greater or less than the option price of such former option.

          5.   Required  Terms and Conditions  of Options.   The options granted
               ------------------------------------------

under the Plan shall be in  such form and upon such terms and  conditions as the

Committee shall from  time to time  determine subject to  the provisions of  the

Plan, including the following:

               (a)  Option Price.  The option  price of each  option to purchase
                    ------------

Common Stock  shall not be less than the fair market value of the  Common  Stock subject to such option at the time such option is granted,  or  at  such  higher value to  be  determined  in  accordance  with  procedures  established  by  the

Committee.

               (b)  Maximum  Term  and  Maximum  Number  of  Options Granted. No
                    --------------------------------------------------------

option  shall be  exercisable after  the expiration  of  seven  years  from  the date it is granted, and not more than 500,000 Options may be granted  under this

Plan to any optionee in any single calendar year.

               (c)  Installment Exercise Limitations.   At the discretion of the
                    --------------------------------

Committee, options  may become exercisable  in such number of  cumulative annual installments as the Committee may establish.

               (d)  Termination of Option.  In the event an optionee shall cease
                    ---------------------

to be employed by the  Corporation for any reason other than death, the optionee shall have the right, subject  to the provisions of Sections 5(b) and  6 hereof,

to exercise  his option at any time within three  months after such cessation of employment,  but only as  to such number  of shares as  to which  his option was exercisable  at the date of  such cessation of  employment.  Notwithstanding the provisions of the  preceding sentence, (i) if cessation of  employment occurs by reason  of the  disability  (within the  meaning  of  Section 105(d)(4)  of  the

Internal Revenue Code), such three month period shall be extended to six months;

and (ii)  if employment  is terminated  at the  request of  the Corporation  for substantial cause, the  participant's right to exercise his  option shall termi-

nate at the time notice of termination of employment is given by the Corporation

to  such  optionee.   For purposes  of this  provision, substantial  cause shall include:  (i) the commission of a criminal act against, or in derogation of  the interest of  the Corporation, (ii) divulging confidential  information about the

Corporation to the public; (iii)  interference with the relationship between the

Corporation  and any supplier, client,  customer or similar  person; or (iv) the performance of  any similar action that  the Committee, in its  sole discretion,

may deem  to be  sufficiently injurious to  the interest  of the  Corporation to constitute substantial cause for
termination.  If a  participant dies while in the  employ of the Corporation  or its subsidiaries or within three months  after cessation of such employment, his estate,  personal representative  or  the  person that  acquires  his option  by bequest  or inheritance or by reason of  his death shall have the right, subject to the provisions  of Section 5(b) and  6 hereof, to exercise his  option at any time within six months from the date of his death, but only as  to the number of shares as to which his option was exercisable on the date of his  death.  In any such event, unless so exercised within the period as aforesaid, the option shall terminate at the expiration of said period.  The time of cessation of employment and whether an authorized leave of absence or absence on military  or government service shall constitute cessation of  employment, for the purpose of the  Plan,

shall be determined by the Committee.

               (e)  Method of Exercise.  Options  may  be  exercised  by  giving
                    ------------------

written notice to  the Treasurer of CSI, stating the number  of shares of Common

Stock with respect to which the option  is being exercised and tendering payment therefor.  Payment for  Common Stock, whether in cash or  other shares of Common

Stock shall be made in full at the time that an option, or  any part thereof, is exercised.  Notwithstanding the foregoing, payment  for Common Stock may not  be made with  other shares of Common Stock acquired  through previous exercise of a stock option  under this  Plan if  such Common Stock  has not  been held  by the participant at least six months from date of exercise.

          6.   Adjustments.
               -----------

               (a)  The  aggregate of  shares  of Common  Stock with  respect to which options may be granted hereunder and the number  of shares of Common Stock subject to  each outstanding option,  may all be appropriately  adjusted, as the

Committee may determine, for any
increase  or decrease  in the  number of shares  of issued  Common Stock  of CSI resulting from a subdivision or  consolidation of shares whether through reorga-

nization, payment  of a  share dividend  or other  increase or  decrease in  the number of such  shares outstanding effected without receipt  of consideration by

CSI; provided, however,  that no adjustment in the number of shares with respect to which  options may  be granted  under the  Plan or  in the  number of  shares subject to outstanding options shall be made except  in the event, and then only to the extent, that such adjustment, together  with all respective prior adjust-

ments which were not made as a  result of this provision, involves a net  change of more  than ten  percent (i) from  the number of  shares of Common  Stock with respect to  which options may be granted under the  Plan or (ii) with respect to each  outstanding option, from the  respective number of  shares of Common Stock subject thereto on the date of grant thereof.

               (b)  Subject  to any required action by  the stockholders, if CSI shall be  a party to  a transaction  involving a sale  of substantially all  its assets, a merger or a consolidation,  any option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Com-

mon  Stock subject to the  option would have been entitled  if he actually owned the stock subject to the option immediately prior to the time  any such transac-

tion became effective; provided, however, that all unexercised options under the

Plan may be cancelled by  CSI as of the effective date of  any such transaction,

by giving  notice  to the  holders thereof  of its  intention  to do  so and  by permitting the exercise,  during the 30-day period preceding  the effective date of such transaction of all partly or wholly unexercised options in full (without regard to installment exercise limitations).

               (c) In the case of dissolution of CSI, every option outstanding hereunder shall terminate; provided, however that each option holder shall have

30 days' prior written notice of such  event, during which time he shall have  a right to  exercise his partly  or wholly unexercised  option (without  regard to installment exercise limitations).

               (d)  On  the basis  of  information known  to CSI,  the Committee shall make all determinations under this Section 6, including whether a transac-

tion involves a sale of substantially all CSI's assets; and all  such determina-

tions shall be conclusive and binding.

          7.   Option Agreements.  Each optionee  shall agree to  such terms and
               -----------------

conditions in connection with the  exercise of an option, including restrictions on the disposition  of the Common Stock  acquired upon the exercise  thereof, as

the  Committee may deem appropriate.   Option agreements  need not be identical.

The certificates evidencing the shares of Common Stock acquired upon exercise of an option may  bear a legend referring to the terms  and conditions contained in the respective option agreement and the Plan, and CSI may  place a stop transfer order with its transfer agent against the transfer of such shares.

          8.   Certain Legal and Other Requirements.
               ------------------------------------

               (a)  The obligation of the Corporation to sell and deliver Common

Stock under options  granted under the Plan  shall be subject to  all applicable laws, regulations, rules and approvals, including, but not by way of limitation,

the effectiveness of a  registration statement under the Securities Act of 1933,

or any  state securities laws, if deemed necessary  or appropriate by the Board,

of the  Common Stock reserved  for issuance upon  exercise of options.   Nothing

herein  shall be  construed  to  obligate the  Corporation  to  effect any  such

registration  or qualification.   The certificates  evidencing the  Common Stock

issued upon  exercise of  options may  be legended  to indicate a  lack of  such registration or qualification. The Corporation may require any optionee, as a condition of exercising his option, or at any time thereafter, to represent in writing that  he is acquiring (or has acquired)  the

Common Stock for his  own account and not with a  view to distribution; notwith-

standing the foregoing,  the Corporation's failure or refusal  to request and/or obtain such representation shall not be  construed as a waiver of any  provision hereof.

               (b)  A  participant shall have  no rights  as a  stockholder with respect to  any shares covered  by an option  granted to,  or exercised by,  him until the  date of delivery of a  stock certificate to him for  such shares.  No adjustment other  than pursuant to Section 6 hereof  shall be made for dividends or other  rights for  which the  record date  is prior  to the  date such  stock certificate is delivered.

          9.   Non-transferability.   During the  lifetime of  an optionee,  any
               -------------------

option granted to  him shall be exercisable  only by him  or by his guardian  or

legal representative.   No option shall be assignable or transferable, except by

will or  by the laws  of descent and  distribution.   The granting of  an option

shall impose no obligation upon the employee to exercise such option or right.

          10.  No Contract of Employment.  Neither the adoption of this Plan nor
               -------------------------

the grant of any option shall be deemed to obligate the  Corporation to continue the  employment of  any optionee for  any particular  period, or to  continue to retain any consultant, nor shall the granting  of an option constitute a request or consent to postpone the retirement date of any employee.

          11.  Indemnification  of Committee.  In addition  to such other rights
               -----------------------------

of indemnification as they may have as Directors or as members of the Committee,

the members
of the Committee shall be indemnified  by the Corporation against the reasonable expenses,  including attorneys'  fees,  actually  and  necessarily  incurred  in connection with the defense of any action, suit or proceeding (or  in connection with  any appeal therein) to which they or any  of them may be a party by reason of any  action taken or failure to  act under or in connection  with the Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof  (provided such  settlement  is approved  by  independent legal  counsel selected by  the Corporation) or paid  by them in satisfaction of  a judgment in any such  action, suit or proceeding, except in relation  to matters as to which it  shall be  adjudged in such  action, suit  or proceeding that  such Committee member is liable  for gross negligence or  misconduct in the performance  of his duties; provided that within 60 days after institution of any such  action, suit or  proceeding, a Committee member shall,  in writing, offer the Corporation the opportunity, at its own expense, to handle and defend the same.

          12.  Termination and Amendment  of Plan.  No options  shall be granted
               ----------------------------------

under the Plan more  than ten years after  the date the  Plan was adopted.   The

Board, acting by a  majority of its members, exclusive of Board  members who are eligible to receive  options, without further action  on the part of  the stock-

holders, may from time to  time alter, amend or suspend  the Plan or any  option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not (i) change  the total number of shares of Common  Stock avail-

able for options  under the Plan, except as  provided in Section 6  hereof, (ii)

extend the duration  of the Plan,  (iii) increase the  maximum term of  options,

(iv)  decrease the  minimum option  price or  otherwise materially  increase the benefits accruing to participants under  the Plan, or (v) materially  modify the eligibility requirements of the Plan; and provided further, that no such action shall materially and adversely affect any outstanding options without the consent of the respective optionees.

          13.  Effective Date.
               --------------

               (a)  The Plan shall become effective  upon adoption by the Board;

provided, however, that it  shall be submitted for approval by the  holders of a majority of the  outstanding shares of  Common Stock of  the Corporation  within twelve months thereafter,  and options made available prior  to such stockholder approval  shall become  null and void  if such  stockholder approval is  not ob-

tained.

               (b)  The 1991 amendment  to paragraph 4 of the  Plan shall become effective as of the date  of stockholder approval and  adoption of the Plan,  as amended and restated, with the exception of the amendments contained in subpara-

graphs 2(a) and 2(b), which provisions shall become effective as of September 1,

1992.

                                                            APPENDIX B



                             CHEYENNE SOFTWARE, INC.

                        1989 Incentive Stock Option Plan
                       Originally Adopted October 18, 1989

                       Adopted by the Board of Directors,
                  As Amended and Restated, on October 12, 1995
                  --------------------------------------------



          1.   Purpose of the  Plan.  This plan  shall be known as  the Cheyenne
               --------------------

Software, Inc. 1989  Incentive Stock Option Plan  (the "Plan" or  the  "ISOP" or

the  "1989 ISOP").   The purpose of the Plan is  to attract and  retain the best available personnel for positions of substantial responsibility  and to  provide additional  incentives  to  the  officers  and  other key employees of  Cheyenne

Software  Inc.,  a  Delaware  corporation  (the "Company")  and  any  present or future  Parent or Subsidiary of the  Company  to  promote  the  success  of  the

Company.   Pursuant to the Plan, such  persons will be given the opportunity  to acquire common stock of  the  Company  through  the  grant  of  incentive  stock options.  This  Plan and the Options to be granted hereunder are intended  to be

"incentive stock options" as defined  in Section 422  of  the  Internal  Revenue

Code of 1986, as amended.

          2.   Definitions.   In  addition  to  other  terms  defined  elsewhere
               -----------

herein, the following capitalized terms used herein have the following definitions:

               "Board" means the Board of Directors of the Company.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Committee" means the Option Committee of the Board, appointed by the Board in accordance with Section 4 hereof.

               "Common Stock" means the common  stock, par value $.01 per share,

of
the Company.

               "Company"  means Cheyenne  Software, Inc.,  and  all present  and

future Subsidiaries.   "Continuous Status  as an Employee" means  the absence of

any interruption or termination of  an individual's employment by, or  status as an  officer or  director of  the Company,  or  any present  or future  Parent or

Subsidiary.   In the case of  an Employee on  an approved leave of  absence, the

Committee may, if it determines that to do  so would be in the best interests of the Company, provide in a specific  case for the continuation of Options  during such leave of absence, such  continuation to be on such terms and  conditions as the Committee determines to be appropriate.

               "Employee" means any person (who may be an  officer or a director of the Company) employed  by the Company (within the meaning  of Section 3401(c)

of  the Code  and  the  regulations promulgated  thereunder),  or any  successor corporation by merger or consolidation, or employed by a Subsidiary.

               "ISO" means an Option.

               "Option"  means an  option granted  pursuant to  the Plan.   Each

Option shall be  evidenced by a stock option agreement or certificate, which may be in the form of a letter.

               "Optionee" means an Employee to whom an Option has been granted.

               "Option  Committee"  means  the Option  Committee  of  the Board,

appointed by the Board in accordance with Section 4 hereof.

               "Parent" means any present or future corporation which would be a

"parent corporation" as  defined in Subsections (e) and (g) of Code Section 424.

When the context  requires, such determination shall  be made as if  the Company were the employer corporation.

               "Plan" means  the Cheyenne  Software, Inc.  1989 Incentive  Stock

Option Plan.

               "Share" means one  share of Common Stock,  adjusted if applicable in accordance with Section 6 of the Plan.

               "Subsidiary" shall mean  any present or future  corporation which would  be a "subsidiary  corporation" as defined  in Subsections (f)  and (g) of

Code Section 424.  When the  context requires, such determination shall be  made as if the Company were the employer corporation.

               "Underlying  Stock" shall mean the Shares of Common Stock subject to an Option.

          3.   Shares  Subject to the Plan.  Except as otherwise required by the
               ---------------------------

provisions of paragraph  9 hereof, the aggregate  number of Shares which  may be issued upon the exercise  of all Options pursuant to  the Plan shall not  exceed

5,806,250 Shares, unless adjusted in  accordance with paragraph 8.   Such Shares

may be either authorized  but unissued Shares or treasury shares.   If an Option

shall expire without  having been exercised in full,  the unpurchased Underlying

Shares which were  subject thereto shall, unless the Plan shall theretofore have been terminated, again be available for issuance under the Plan.

          4.   Administration.
               --------------

               (a)  The Plan  shall be administered by an  option committee (the

"Option Committee" or the "Committee") appointed by the  Board and consisting of two  or more members of the  Board;  the Board,  in its absolute discretion, may select persons to  serve on the Committee who would  be "disinterested persons".

The term "disinterested person", as used in this Plan, shall mean an administrator of the Plan who has not at any time within one year  prior to his/her service as administrator of the Plan received,

and who will  not during  the term  of his/her service  receive a  discretionary grant or award of a stock option or stock appreciation rights under this Plan or any other  plan or practice of the  Company or any of its  affiliates.  Any such person shall  otherwise comply with  the requirements of Rule  16b-3 promulgated under the Securities Exchange Act  of 1934, as amended, as from time  to time in effect and shall be an "outside  director"  within  the  meaning  of  applicable

Treasury Regulations proposed or promulgated  under  Code  Section  162(m).  Any standing  or  other  committee  of  the  Board  which  otherwise  satisfies  the requirements of the Option Committee may be authorized by the Board to  serve as the Option Committee, whether or not the name of  such  committee  includes  the term "Option Committee".

               (b)  The Committee shall  be authorized (but  only to the  extent not contrary to  the express provisions of the Plan or to resolutions adopted by the  Board) to  interpret the Plan,  to prescribe,  amend and rescind  rules and regulations relating to the Plan, to determine the recipients, form, and content of Options to be granted under the  Plan, and to make other determinations which it deems necessary or appropriate for the proper administration of the Plan, and shall  have and may exercise such other powers and authority as may be delegated to it by the Board from time to time.  A majority of  the entire Committee shall constitute a  quorum, and  the action  of a  majority of  the Committee  members present  at any meeting at which a quorum  is present shall be the action of the

Committee.  All decisions, determinations,  and interpretations of the Committee shall be  final and  conclusive on  all persons  affected thereby  and shall  be consistent with Code Section 422.

               (c)  No member of the Committee shall be liable for any action or determination made in  good faith with respect to the Plan or any Option granted thereunder.

               (d)  The President or  such other officers of the  Company as the

Committee may designate, or a Secretary  of the Committee designated by majority resolution of the Committee, shall execute such certificates, option  agreements and other  documents  as may  be  necessary to  evidence  the decisions  of  the

Committee and/or  implement and  carry out  the Plan.   The  President or  other

officers of the Company, when so acting, shall be deemed to be acting solely  in a ministerial capacity, and the  acts of such officers of the  Company shall not be construed as  giving them any  discretionary authority  over the granting  of

Options or the administration of the Plan.

          5.   Eligibility.  Options may  be granted to any Employee who, in the
               -----------

opinion of the Committee, has  or is expected to  make key contributions to  the success of the Company.  An Employee who has been granted an Option or any other options or  rights, under any other plan or  otherwise, may, if otherwise eligi-

ble, be granted additional Options.

          6.   Terms and Conditions of Options.  Options granted pursuant to the
               -------------------------------

Plan shall be evidenced by written agreements in such form as the Committee from time to time  shall determine, which agreements shall comply with and be subject to the following terms and conditions:

               (a)  Option Price.   The price  per share at which  any Incentive
                    ------------

Stock Option granted under the Plan may be exercised shall  not be less than the fair market value (determined in  good faith by the Committee on a basis consis-

tent with the provisions of Section 422 of the  Code) of the Underlying Stock at

the time  such Option is granted.  The exercise price of an Option granted to an

Optionee who owns (within the meaning  of Section 424(d) of the Code)  more than

10% of the total combined voting power of all classes of stock of the

Company, or of any  of its Parent or Subsidiary  corporations, at the time  such

Option is  granted shall not be less  than 110% of the fair  market value of the

Underlying Stock at the time the Option is granted.  No Option may be granted at a price per share which is less than the par value of the Underlying Stock.

               (b)  Option Term.   The term of each Option  shall be established
                    -----------

by the  Committee, but shall not  in any event  exceed seven (7) years  from the date of grant of the Option.

               (c)  Nontransferability of Options.  Options shall by their terms
                    -----------------------------

not be  transferable except by will  or by the laws of  descent and distribution and shall be exercisable during an Optionee's lifetime only by the Optionee.

               (d)  Time  of Exercise.   No  option may  be exercised  until the
                    -----------------

second  (2nd) anniversary  of the  date of  grant.   Not  more than  25% of  the

Underlying Stock may  be purchased prior to  the third (3rd) anniversary  of the date of grant, and not more than 50% of the Underlying Stock (including Underly-

ing  Stock acquired prior to the  3rd anniversary) may be  acquired prior to the fourth (4th) anniversary of the date of grant.

               (e)  Maximum Number of  Options  to  Any  Employee.   The maximum
                    ---------------------------------------------

number of options that may be granted under this Plan to  any  Employee  in  any calendar year shall be 500,000.


               (f)  Other  Provisions.   The Option agreements  authorized under
                    -----------------

the Plan shall contain such other provisions  not inconsistent with the terms of the Plan, including,  without limitation, restrictions upon the  exercise of the

Option, as the  Committee shall deem advisable.  Options may contain other terms or restrictions as determined by the Committee in its discretion.

          7.   Exercise of Options.
               -------------------

               (a)  Procedure  for Exercise.  Options may  be exercised in whole
                    -----------------------

or in part by written notice, delivered by hand  or mailed by prepaid registered or certified mail,
addressed to the  President or Secretary of the Company or  the Secretary of the

Committee, at  the Company's executive  offices, which notice shall  specify the date the Option to  be exercised was granted and  the number of whole Shares  to which such exercise applies.  No Option may be exercised to any extent until all conditions set forth in the Plan and in such Option shall have been satisfied.

               (b)  Payment.   Payment for all  Shares purchased by the exercise
                    -------

of  an Option  shall be  made in  cash or  by delivery  of Shares  owned by  the

Optionee having an aggregate fair  market value on the date of exercise equal to the  aggregate exercise  price of  the  portion of  the Option  being exercised.

Payment shall be  made at the time that  an Option or any part  thereof is exer-

cised, and no Shares shall be issued until full  payment therefor has been made.

No Optionee shall, as such, have any rights as a stockholder of the Company.

               (c)  Holding  Period of  Shares  Acquired  Under Incentive  Stock
                    ------------------------------------------------------------

Options.  The Committee shall advise each holder  of an Option that (i) in order
-------

for such Option to be treated  as an incentive stock option under the  Code, the

Shares acquired  upon exercise of  such Option must not  be disposed of  until a date which is at least two  years after the date such Option was  granted and at least  one year after the  date such Shares were acquired  by such Optionee, and that  (ii)  without written  notice,  delivered  by hand  or  mailed  by prepaid registered  or certified mail,  addressed to the  President or Secretary  of the

Company or the Secretary of the Committee at the Company's executive offices, no

Optionee may dispose  of Shares acquired pursuant  to the exercise of  an Option within the aforesaid two or one-year periods.

               (d)  Termination of Employment of an Optionee.
                    ----------------------------------------

                    (i)   Subject  to  the   provisions  of  subparagraphs  (ii)

          through (v)
          of this paragraph  7(d), if an Optionee's employment  with the Company or a Parent  or Subsidiary terminates for any reason,  with or without cause,  any Option  granted  to him  shall terminate  on the  date his employment terminates.

                    (ii)   Subject  to the  provisions of  subparagraph (iv)  of

          this paragraph 7(d),  if an Optionee dies  while in the employ  of the

          Company or a  Parent or Subsidiary, or  on approved leave  of absence,

          his Option may be exercised within three (3) months after his death by the executor or administrator of the estate  of the Optionee or by the person to whom the Option shall pass by will or by the laws of descent and distribution, but only to the extent the  Optionee was entitled to exercise the Option on the date of his death.  The Company may require such executor or any other person  claiming to be entitled to exercise the Option pursuant to this subparagraph to furnish such  proof of his or  her authority,  including a  bond or  indemnity agreement,  as the

          Company may reasonably  require.  The cost  of any such bond  shall be the responsibility of the persons seeking to exercise the Options.

               (iii)   Subject to  the provisions of  subparagraph (iv)  of this

          paragraph  7(d), if an  Optionee's termination of  employment with the

          Company and its  Parent or Subsidiary shall be by reason of his perma-

          nent and total disability (within the meaning  of Section 422(c)(6) of the Code),  any Option shall  terminate upon the expiration  of twelve

          (12)  months after  the date  on  which the  Optionee's employment  is terminated, and may  be exercised by a conservator,  guardian or other fiduciary ("Legal Representative") duly appointed to act  on behalf of the

          Optionee.    The Company  may  require  such  Legal Representative  to

          furnish  such proof  of  his or  her authority,  including  a bond  or indemnity agreement, as the Company  may reasonably require.  The cost of any such bond shall be the responsibility of the persons seeking to exercise the Options.

               (iv)  Notwithstanding the  provisions of  subparagraphs (ii)  and

          (iii) of this paragraph 7(d) or any other provisions of this  Plan, in no event  may an Option  be exercised by  anyone after five  (5) years from the date it was granted.

               (v)  Nothing  in the Plan or in any  Option shall confer upon any

          Optionee the  right to continue  in the employ  of the Company  or any

          Parent or Subsidiary  or interfere in  any way with  the right of  the

          Company or such Parent or Subsidiary to terminate the employment of an

          Optionee at any time.   The Committee's determination that an Optione-

          e's employment  has terminated and the date thereof shall be final and conclusive on all persons affected thereby.

          8.   Changes in Capital.   If the outstanding Common  Stock subject to
               ------------------

the Plan shall at  any time be  changed or exchanged by  declaration of a  stock dividend, stock split, combination of shares, recapitalization, merger, consoli-

dation or other  corporate reorganization in which the  Company is the surviving corporation, the  number and kind of shares subject  to this Plan and the option prices shall  be  appropriately and  equitably adjusted  so as  to maintain  the

option price  thereof.   In the event  of a  dissolution or  liquidation of  the

Company or a  merger, consolidation,  sale of  all or substantially  all of  its assets,  or other  corporate  reorganization in  which  the Company  is not  the surviving  corporation, or  any merger  in which  the  Company is  the surviving corporation but the holders of the Common Stock receive securities of another corporation, any outstanding options hereunder shall terminate, provided that each Optionee shall, in such event, if no provision has  been made for a substi-

tution  pursuant to the following sentence,  have the right immediately prior to such dissolution, liquidation, merger, consolidation,  sale of assets or reorga-

nization in which  the Company is the  surviving corporation but the  holders of its  Common Stock  receive securities  of another  corporation, to  exercise any unexpired option in  whole or in part  without regard to  the date on which  the

option otherwise  would be  first exercisable.   Nothing herein  contained shall

prevent the substitution  of a  new option  by the surviving  corporation.   The

existence of  the Plan  or options hereunder  shall not  in any way  prevent any transaction described herein and no holder of an option  shall have the right to prevent any such transaction.

          9.   Time of  Granting Options.  The date of  grant of an Option under
               -------------------------

the Plan shall, for all  purposes, be the date specified in such  grant.  Notice shall be  given to each  Employee to whom  an Option has  been granted within  a reasonable time after the date of such grant.

          10.  Effective Date, Approval of Stockholders.
               ----------------------------------------

               (a)  The Plan shall become effective immediately upon adoption by the Board, subject to the approval by the stockholders of the  Company within 12 months after  the adoption of the Plan by the Board.  The Plan shall continue in effect for a term of 10 years from the date the Plan is adopted by the Board.

               (b)  The 1991 amendment  to paragraph 3 of the  Plan shall become effective as of  the date of stockholder approval  and adoption of the  Plan, as amended and restated, with the exception of the amendments contained in subpara-

graph 4(a), which provisions
shall become effective as of September 1, 1992.

          11.  Modification of Options.  At any  time and from time to time  the
               -----------------------

Board may authorize the Committee to direct execution of an instrument providing for the  modification, extension, or renewal of any outstanding Option;  provid-

ed, however,  that no such modification,  extension, or renewal shall  confer on the Optionee any right or  benefit which could not then  be conferred on him  by the grant of a new Option nor shall it impair such Option without the consent of the Optionee.

          12.  Amendment  and Termination  of the  Plan.   The Board  may alter,
               ----------------------------------------

suspend, or  discontinue  the Plan,  except  that no  action  of the  Board  may increase (other than as provided in  paragraph 10 hereof) the maximum number  of

Shares subject to Options or available for  the grant of Options under the Plan,

reduce the applicable  minimum exercise price, extend the  maximum period within which  Options may  be exercised under  the Plan,  or change the  designation of persons eligible to  receive Options under the  Plan, unless such action  of the

Board shall be  subject to approval or  ratification by the stockholders  of the

Company.   No action of the  Board shall, without  the consent of  the Optionee,

impair any then outstanding Option.

          13.  Conditions Upon Issuance of Shares.  No Shares shall be delivered
               ----------------------------------

pursuant to the exercise of any Option unless  the delivery of such Shares shall comply (in the opinion  of counsel to the Company) with  all relevant provisions of law, including, without limitation,  the Securities Act of 1933, as  amended,

the  rules and regulations promulgated thereunder,  any applicable state securi-

ties laws, and  the requirements  of any  stock exchange upon  which the  Common

Stock may  then be listed.   As a  condition to the  exercise of an  Option, the

Company may require the exercising Optionee to make such written representations

and
warranties as  may be necessary to assure the  availability of an exemption from

any registration  requirements of federal or  state securities laws.    Certifi-

cates representing Shares  issued upon  the exercise  of any Option  may bear  a legend restricting  transfer of the Shares except in compliance with Federal and

State securities statutes  or an exemption therefrom, if available;   failure of

any  certificates to contain such a legend shall  not constitute a waiver by the

Company of any  such registration requirements.  The Company, in its discretion,

may require  any Optionee  to bear  (i) his  or her  proportionate share of  the

Company's costs of  the registration of his Underlying  Shares under the Securi-

ties  Act of 1933, as amended (the "Act")  or any other federal or state securi-

ties  laws, or (ii)  the Company's  cost of obtaining  the opinion of  its legal counsel (not  in excess  of $500  per transaction  for sales  effected prior  to

January 1, 1994, nor in excess  of $1,000 per transaction thereafter) as to  the availability of any  exemption from the Act  or any other applicable  federal or

state securities laws.   The foregoing  shall not be  construed to obligate  the

Company to effect any registration under the Act or other securities laws.

          14.  Gender and Number.
               -----------------

               (a)  The use of  any gender herein shall be  construed to include all other  genders, unless the context clearly indicates  that less than all the genders is intended.

               (b)  The use of  the singular  or of the  plural herein shall  be construed to  include  both the  singular  and the  plural, unless  the  context clearly indicates that only the singular or only the plural is intended.

                            CHEYENNE SOFTWARE, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--DECEMBER 14, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned constitutes and appoints ReiJane Huai and Alan Kaufman, and each of them, proxies of the undersigned, with power of substitution to each, to represent and vote all shares of common stock of Cheyenne Software, Inc. (the "Company"), $0.01 par value per share (the "Common Stock"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held on December 14, 1995, and all adjournments thereof, as follows:

   *1. To vote upon the election of each of the following nominees to the Board of Directors, as indicated:

       FOR all nominees listed below (except as marked to the contrary).     / /
       WITHHOLD AUTHORITY to vote for all nominees listed below.             / /
       Rino Bergonzi, ReiJane Huai, Richard F. Kramer, Bernard Rubien, Ginette Wachtel
       (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
       NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE.)

   *2. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP as the independent auditors of the Company for the year ending June 30, 1996.

                / / FOR         / / AGAINST         / / ABSTAIN

   *3. To approve and adopt amendments to the Company's 1987 Non-Qualified Stock Option Plan, as amended and restated (the "Non-Qualified Plan"), to increase the aggregate number of shares of Common Stock which may be issued upon the exercise of all options granted pursuant to the Non-Qualified Plan from 4,237,500 shares to 5,587,500 shares and to impose a grant limit under the Non-Qualified Plan.

                / / FOR         / / AGAINST         / / ABSTAIN

   *4. To approve and adopt amendments to the Company's 1989 Incentive Stock Option Plan, as amended and restated (the "Incentive Plan"), to increase the aggregate number of shares of Common Stock which may be issued upon the exercise of all options granted pursuant to the Incentive Plan from 4,806,250 shares to 5,806,250 shares and to impose a grant limit under the Incentive Plan.

                / / FOR         / / AGAINST         / / ABSTAIN

   5. To vote upon such other matters as may properly come before the meeting, in the discretion of the proxies named herein.

* THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED ABOVE BY THE STOCKHOLDER. IN THE ABSENCE OF SUCH DIRECTION, THE SHARES OF
COMMON STOCK WILL BE VOTED FOR THE MATTERS SET FORTH IN ITEMS 1 THROUGH 4.

Receipt of the Notice of Annual Meeting, Proxy Statement, and Annual Report to Stockholders is hereby acknowledged.

                                       Date:________________________ , 1995

                                       ____________________________________

                                       ____________________________________

                                       ____________________________________
                                              Signature of Stockholders

                                       PLEASE SIGN AS NAME APPEARS HEREON.
                                       IF SIGNING AS ATTORNEY, EXECUTOR,
                                       ADMINISTRATOR, TRUSTEE, GUARDIAN OR
                                       OTHER FIDUCIARY, PLEASE GIVE YOUR
                                       FULL TITLE AS IT APPEARS. IF SHARES OF
                                       COMMON STOCK ARE HELD JOINTLY, EACH
                                       NAMED STOCKHOLDER SHOULD SIGN.

               PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY.